Neuberger Berman Alternative and Multi-Asset Class Funds®
Neuberger Berman Absolute Return Multi-Manager Fund
Class A, Class C, Institutional Class and Class R6
Supplement to the Summary Prospectuses, dated February 28, 2014, as amended November 10, 2014, Prospectuses, dated February 28, 2014, as amended April 1, 2014, and Statement of Additional Information, dated February 28, 2014.

Neuberger Berman Advisers Management Trust®
Absolute Return Multi-Manager Fund Portfolio
Class S
Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information, each dated May 1, 2014.

Effective on or about January 30, 2015, Loeb Arbitrage Management LP (“Loeb”) will no longer act as a subadviser to Neuberger Berman Absolute Return Multi-Manager Fund and Absolute Return Multi-Manager Portfolio (the “Funds”).  Accordingly, all references to Loeb in the summary prospectuses, prospectuses and statements of additional information of the Funds are deleted in their entirety as of that date.

The date of this supplement is January 20, 2015.

Please retain this supplement for future reference.
Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700
Institutional Services: 800.366.6264
Web site: www.nb.com